Execution Version

THIRD AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF AUGUST 16, 2019
AMONG
OASIS MIDSTREAM PARTNERS LP,
AS PARENT,
OMP OPERATING LLC,
AS BORROWER,
THE GUARANTORS,
WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND
THE LENDERS PARTY HERETO

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated as of August 16, 2019, is among OASIS MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Parent”); OMP OPERATING LLC, a Delaware limited liability company (the “Borrower”); the other Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and WELLS FARGO BANK, N.A. (individually, “Wells Fargo Bank”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.The Parent, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders are parties to that certain Credit Agreement dated as of September 25, 2017 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower.
B. The Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Third Amendment Effective Date (as defined below), including providing for an increase in the aggregate amount of the Commitments to $575,000,000 on the Third Amendment Effective Date, subject to the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.
Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 2.
2.1 Amendments to Section 1.02 (Certain Defined Terms).
(a) The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment, Second Amendment and Third Amendment and as the

same may from time to time be further amended, modified, supplemented or restated.
“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b). The initial amount of each Lender’s Commitment is set forth on Annex I hereto, in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment or in the Additional Lender Certificate pursuant to which any Additional Lender shall have provided any additional Commitment, as applicable. The aggregate amount of the Lenders’ Commitments on the Third Amendment Effective Date is $575,000,000.
“LIBO Rate” means, subject to the implementation of a Benchmark Replacement in accordance with Section 3.03(b), with respect to any Eurodollar Borrowing for any Interest Period, the rate as published by the ICE Benchmark Administration Limited, a United Kingdom company (or any successor to or substitute for such service, providing rate quotations comparable to such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of an amount comparable to such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent (or any Affiliate of the Administrative Agent) in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. Notwithstanding anything in this definition to the contrary, the “LIBO Rate” shall be deemed not to be less than zero at any time. Unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.03(b), in the event that a Benchmark Replacement with respect to the LIBO Rate is implemented, then all references herein to the LIBO Rate shall be deemed references to such Benchmark Replacement.

(b) The following definitions are hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:
“Benchmark Replacement” shall mean the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the LIBO Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” shall mean the earlier to occur of the following events with respect to the LIBO Rate:
(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the LIBO Rate permanently or indefinitely ceases to provide the LIBO Rate; and
(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the LIBO Rate:
(a) a public statement or publication of information by or on behalf of the administrator of the LIBO Rate announcing that such administrator has ceased or will cease to provide the LIBO Rate, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate;
(b) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBO Rate, a resolution authority with jurisdiction over the administrator for the LIBO Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Rate, which states that the administrator of the LIBO Rate has ceased or will cease to provide the LIBO Rate permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate; or
(c) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate announcing that the LIBO Rate is no longer representative.
“Benchmark Transition Start Date” shall mean (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.
“Benchmark Unavailability Period” shall mean, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 3.03(b) and (b) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 3.03(b).
“Early Opt-in Election” shall mean the occurrence of:
(a) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 3.03(b) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and
(b) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.
“Panther” means Panther DevCo LLC, a Delaware limited liability company.
“Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“SOFR” with respect to any day shall mean the secured overnight financing rate published for such day by the Federal Reserve Bank of New

York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“Term SOFR” shall mean the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of August 16, 2019 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Third Amendment Effective Date” means August 16, 2019.
“Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
(c) The definition of “Change in Control” is hereby amended by replacing the reference to “Section 9.12” in clause (d) thereof with “Section 9.12(d)”.
2.2 Amendment to Article I. Article I of the Credit Agreement is hereby amended by adding the new Section 1.06 and Section 1.07 at the end thereof to read as follows:
Section 1.06.  Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBO Rate” or with respect to any rate that is an alternative or replacement for or successor to any such rate (including, without limitation, any Benchmark Replacement) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes.
Section 1.07 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
2.3 Amendment to Section 2.06(c)(ii)(A). Section 2.06(c)(ii)(A) of the Credit Agreement is hereby amended and restated to read as follows:
(A) such increase shall not be less than $25,000,000 unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the aggregate Commitments would exceed $775,000,000;

2.4 Amendment to Section 3.03 Section 3.03 of the Credit Agreement is amended and restated to read as follows:
Section 3.03. Alternative Rate of Interest.
(a) Subject to Section 3.03(b) below, if prior to the commencement of any Interest Period for a Eurodollar Borrowing:
(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest Period; or
(ii) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.
(b) Effect of Benchmark Transition Event.
(i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of the LIBO Rate with a Benchmark Replacement pursuant to this Section 3.03(b) will occur prior to the applicable Benchmark Transition Start Date.
(ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 3.03(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(b).
(iv) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Loan of, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period, the component of the Alternate Base Rate based upon the LIBO Rate will not be used in any determination of the Alternate Base Rate.
2.5 Amendment to Section 9.11. Section 9.11 of the Credit Agreement is hereby amended and restated to read as follows:
Section 9.11. Mergers, Etc. The Parent and the Borrower will not, and will not permit any of the Restricted Subsidiaries to, merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions and including by division of such Person) all or substantially all of its Property to any other Person, except that (a)(i) any Restricted Subsidiary may merge with any other Wholly-Owned Subsidiary so long as the surviving Person is a Restricted Subsidiary and (ii) any Restricted Subsidiary may divide so long as each Person created as a result of such division becomes (x) a Restricted Subsidiary and (y) a Guarantor in accordance with Section 8.14 if such Wholly-Owned Subsidiary was a Guarantor at the time of such division and (b) the Borrower may merge with any Wholly-Owned Subsidiary so long as the Borrower is the survivor. In furtherance of and without limiting the forgoing, in no event shall the Borrower divide itself pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or any corresponding provision of any successor statute thereof).
2.6 Amendment to Section 12.02(b). Section 12.02(b) of the Credit Agreement is hereby amended by deleting “or” before clause (vii) thereof and inserting the following immediately after clause (vii):
or (viii) the Administrative Agent and the Borrower may enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 3.03(b), in each case in accordance with the terms of Section 3.03(b).
2.7 Amendment to Article XII. Article XII of the Credit Agreement is hereby amended by adding a new Section 12.19 at the end thereof to read as follows:
Section 12.19 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b) As used in this Section 12.19, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
2.8 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Third Amendment and any Borrowings made on the Third Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Third Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, and each Swingline Loan, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Third Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Third Amendment) of the aggregate Revolving Credit Exposures of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.4. For the avoidance of doubt, the increase in the aggregate Commitments of the Lenders effected by this Third Amendment shall not be deemed to be an exercise by the Borrower of Section 2.06(c) of the Credit Agreement, and immediately after giving effect to this Third Amendment, the Borrower may optionally increase the Commitments under Section 2.06(c) of the Credit Agreement during the remainder of the Availability Period (subject to the conditions set forth in Section 2.06(c)(ii) of the Credit Agreement) up to the aggregate amounts set forth in Section 2.06(c)(ii)(A) of the Credit Agreement.
Section 3. Conditions Precedent. This Third Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Third Amendment Effective Date”):
3.1 Executed Counterparts of Third Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor, each DevCo and the Lenders executed counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.
3.2 Assumption Agreement. The Administrative Agent shall have received from Panther an executed counterpart (in such number as may be requested by the Administrative Agent) of an Assumption Agreement (in the form included in Annex I to the Guaranty and Security Agreement) from Panther in favor of the Administrative Agent.
3.3 Supplement to the Guaranty and Security Agreement. The Administrative Agent shall have received from Borrower an executed counterpart (in such number as may be requested by the Administrative Agent) of a supplement to the Guaranty and Security Agreement (in the form included in Annex II to the Guaranty and Security Agreement, as revised, such revisions being agreed by and among the Administrative Agent, the Borrower, and each Guarantor) from Borrower in favor of the Administrative Agent.
3.4 Amendment and Supplement to Bobcat Mortgage. The Administrative Agent shall have received from Bobcat executed counterparts of an amendment and supplement to the existing Bobcat Mortgage (in the form agreed to by and among the Administrative Agent and Bobcat).

3.5 Amendment to Beartooth and Bighorn Mortgages. The Administrative Agent shall have received from each of Beartooth and Bighorn executed counterparts of an amendment to the existing Beartooth and Bighorn Mortgages (in the form agreed to by and among the Administrative Agent and each of Beartooth and Bighorn).
3.6 Notes. The Administrative Agent shall have received duly executed Notes payable to each Lender that has requested a Note on or prior to the Third Amendment Effective Date in a principal amount equal to its Commitment (as amended hereby) dated as of the Third Amendment Effective Date.
3.7 Secretary’s Certificates and Resolutions. The Administrative Agent shall have received a certificate of a Responsible Officer of the Parent, the Borrower, each Guarantor and each DevCo setting forth (a) resolutions of its board of directors or other appropriate governing body with respect to the authorization of the Parent, the Borrower, such Guarantor or such DevCo to execute and deliver this Third Amendment and the related Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (a) the officers of the Parent, the Borrower, such Guarantor or such DevCo  who are authorized to sign the Loan Documents to which the Parent, the Borrower, such Guarantor or such DevCo is a party and  who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Third Amendment and the Credit Agreement and the transactions contemplated hereby and thereby, (a) specimen signatures of such authorized officers, and (a) the articles or certificate of incorporation and by-laws or other applicable organizational documents of the Parent, the Borrower, such Guarantor and such DevCo, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
3.8 Good Standings. The Administrative Agent shall have received certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Parent, the General Partner, the Borrower, each Guarantor and each DevCo.
3.9 KYC and Beneficial Ownership.
(a) Upon the reasonable request of any Lender prior to the Third Amendment Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act.
(b) To extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.

3.10 Opinion of Counsel. The Administrative Agent shall have received an opinion of DLA Piper LLP (US), special counsel to the Borrower, in form and of substance reasonably acceptable to the Administrative Agent.
3.11 Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date including, without limitation, the any fees described in that certain fee letter, dated as of the date hereof, between the Borrower and the Administrative Agent.
3.12 No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this Third Amendment.
3.13 Further Assurances. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4. Miscellaneous.
4.1 Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
4.2 No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Third Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of the Third Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Third Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.

4.3 Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.4 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5 No Oral Agreement. This Third Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.6 GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.7 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.8 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.9 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.10 Loan Document. This Third Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
4.11 No Novation. The parties hereto agree that this Third Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.

[Signatures Begin Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.
BORROWER: OMP OPERATING LLC

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

GUARANTORS: OASIS MIDSTREAM PARTNERS LP

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

BIGHORN DEVCO LLC

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

PANTHER DEVCO LLC

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

ADMINISTRATIVE AGENT,
ISSUING BANK AND LENDER: WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank, Swingline Lender and as a Lender

By: /s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

LENDERS: CITIBANK, N.A., as a Lender

By: /s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender and a Swingline Lender

By: /s/ Robert Mendoza
Name: Robert Mendoza
Title: Authorized Officer
Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

LENDERS: ROYAL BANK OF CANADA, as a Lender

By: /s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory
Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By: /s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Monica Pantea
Name: Monica Pantea
Title: Vice President
Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

BBVA USA, as a Lender

By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

CITIZENS BANK, N.A., as a Lender

By: /s/ Rick Hawthorne
Name: Rick Hawthorne
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

ING CAPITAL LLC, as a Lender

By: /s/ Scott Lamoreaux
Name: Scott Lamoreaux
Title: Director

By: /s/ Michael Price
Name: Michael Price
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

BOKF, NA dba BANK OF TEXAS,
as a Lender

By: /s/ Mari Salazar
Name: Mari Salazar
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

BRANCH BANK & TRUST, as a Lender

By: /s/ Ryan K. Michael
Name: Ryan K. Michael
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

COMERICA BANK, as a Lender

By: /s/ Britney P. Geidel
Name: Britney P. Geidel
Title: Portfolio Manager, AVP

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

IBERIA BANK, as a Lender

By: /s/ Stacey Goldstein
Name: Stacey Goldstein
Title: Senior Vice President
Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

REGIONS BANK, as a Lender

By: /s/ Iris Zhang
Name: Iris Zhang
Title: Director

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

ZB, N.A. dba AMEGY BANK, as a Lender

By: /s/ Brad Ellis
Name: Brad Ellis
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

MIZUHO BANK, LTD., as a Lender

By: /s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement
(OMP Operating LLC)

ACKNOWLEDGEMENT AND RATIFICATION: Each DevCo hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document (including each DevCo Guaranty) to which it is a party and agrees that each Loan Document (including each DevCo Guaranty) to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document (including each DevCo Guaranty) to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

ACKNOWLEDGED AND RATIFIED:

BEARTOOTH DEVCO LLC

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

BOBCAT DEVCO LLC

By: /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

Acknowledgement and Ratification of Third Amendment to Credit Agreement
(OMP Operating LLC)

ANNEX I
LIST OF COMMITMENTS

Name of Lender	Applicable Percentage	Commitments
Wells Fargo Bank, N.A.	9.2347826090%	$53,100,000.00
Citibank, N.A.	8.0347826090%	$46,200,000.00
JPMorgan Chase Bank, N.A.	8.0347826090%	$46,200,000.00
Royal Bank of Canada	8.0347826090%	$46,200,000.00
Canadian Imperial Bank of Commerce, New York Branch	5.0608695650%	$29,100,000.00
Capital One, National Association	5.0608695650%	$29,100,000.00
Compass Bank	5.0608695650%	$29,100,000.00
Citizens Bank, N.A.	5.0608695650%	$29,100,000.00
ING Capital LLC	5.0608695650%	$29,100,000.00
BOKF, NA dba Bank of Texas	4.2086956520%	$24,200,000.00
Branch Bank & Trust	4.2086956520%	$24,200,000.00
Comerica Bank	4.2086956520%	$24,200,000.00
Credit Suisse AG, Cayman Islands Branch	4.2086956520%	$24,200,000.00
Goldman Sachs Bank USA	4.2086956520%	$24,200,000.00
Mizuho Bank, Ltd.	4.2086956520%	$24,200,000.00
Regions Bank	4.2086956520%	$24,200,000.00
Morgan Stanley Bank, N.A.	4.2086956520%	$24,200,000.00
Iberia Bank	4.2086956520%	$24,200,000.00
Zions Bancorporation, N.A. dba Amegy Bank	3.4782608700%	$20,000,000.00
TOTAL	100.000000000%	$575,000,000.00